CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Registration Statement of American
Antiquities, Inc. on Form SB-2, Amendment #4 of our report dated
December 1, 2005, appearing in the Prospectus.



/s/Cordovano and Honeck LLP
--------------------------------

Cordovano and Honeck LLP
Denver, Colorado
July 14, 2006